Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Income tax expense (benefit) was as follows:

	Year Ended December 31,
	2014	2013
	(Dollars in thousands)
Current expense (benefit):
Federal	$542	$610
State	54	134
	596	744
Deferred expense (benefit):
Federal	124	534
State	308	26
	432	560
Change in valuation allowance related to realization of net state deferred tax asset	(335)	(77)
Total	$693	$1,227

The net deferred tax assets at December 31, 2014 and 2013 were as follows:

	December 31,
	2014	2013
	(Dollars in thousands)
Deferred tax assets:
Deferred officer compensation	$963	$834
Bad debt expense	1,413	1,478
Indiana net operating loss carryforwards	271	66
Tax credit carryforwards	98	35
Write downs of other real estate owned	260	259
Capital loss carryforwards	135	52
Nonaccrual loan interest	217	355
Market value adjustment on acquired assets and liabilities	—	31
Net unrealized losses on interest rate swaps	392	402
Net unrealized losses on securities available-for-sale	—	545
Other	91	92
	3,840	4,149
Deferred tax liabilities:
Mortgage servicing rights	(144)	(140)
Accretion	—	(8)
FHLB stock dividends	(133)	(123)
Deferred loan fees	(114)	(105)
Prepaid expenses	(554)	(524)
Depreciation	(339)	(368)
Net unrealized gains on securities available-for-sale	(661)	—
Amortization of other intangible assets	(74)	(104)
Real estate investment trust dividends	(143)	(122)
	(2,162)	(1,494)
Valuation allowance	(614)	(279)
	$1,064	$2,376

The valuation allowance has been established against the portion of the Company’s net state tax deferred tax asset that management feels is not realizable as of December 31, 2014 and 2013. The Company has an Indiana net operating loss carryforward of approximately $3.3 million at December 31, 2014 which will expire in 2028, if not used. The Company also has Indiana enterprise zone credit carryforwards of approximately $53,000 at December 31, 2014 which will expire in 2015 through 2017, if not used. The Company also had a state capital loss carryforward of $1.9 million at December 31, 2013 which expired in 2014.
Total income tax expense differed from the amounts computed by applying the U.S. Federal income tax rate of 34% to income before income taxes as a result of the following:

	Year Ended December 31,
	2014	2013
	(Dollars in thousands)
Expected income tax expense at:
Federal tax rate	$1,735	$1,782
State tax expense, net of federal benefit	17	55
Increase (decrease) resulting from:
Effect of tax exempt income (net)	(723)	(652)
Other tax exempt income	(316)	—
Other, net	(20)	42
Total income tax expense	$693	$1,227
Effective tax rate	13.6%	23.4%

Unrecognized Tax Benefits
The Company has no unrecognized tax positions at December 31, 2014 or 2013 not already addressed by the deferred tax asset valuation allowance. The Company does not expect a significant increase or decrease in unrecognized tax benefits over the next twelve months.
Federal income tax laws provided savings banks with additional bad debt deductions through 1995 which total $2.7 million for the Company. Accounting standards do not require a deferred tax liability to be recorded on this amount, which liability would otherwise total $904,000 at December 31, 2014 and 2013. If the Company were liquidated or otherwise ceases to be a bank or if tax laws change, the $904,000 would be recorded as expense.